UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2012

Date of Report (Date of earliest event reported)

Erickson Air-Crane Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200
Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2012, the Company accepted the resignation of David Ford, Vice President of Manufacturing and MRO.  Mr. Ford is leaving the Company for personal reasons.  His resignation will become effective on Friday September 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erickson Air-Crane Incorporated

Dated: September 19, 2012	By:	/s/ Edward Rizzuit
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary